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                                                                   EXHIBIT 10.37

         MANAGEMENT SHAREHOLDERS AGREEMENT dated as of May 29, 1986, among Onex Food Services, Inc., a Delaware corporation (the "Corporation"), OnCap Holdings U.S., Inc. (formerly known as Onex Investment Corporation), a Delaware corporation ("Onex"), and the individuals named on Schedule I to this Agreement (each a "Managementholder" and collectively the "Managementholders"), as amended as of December 6, 1993.*

         The authorized capital stock of the Corporation consists of 21,000,000 shares of Class A common stock, $.01 par value per share ("Class A Shares") and 2,100,000 shares of Class B common stock, $.01 par value per share ("Class B Shares"). Each of the Managementholders is an employee of Sky Chefs, Inc., a wholly-owned subsidiary of the Corporation ("Sky Chefs"), and has purchased or is purchasing Shares from the Corporation. The parties hereto wish to provide for the stability of the Corporation and to restrict the manner and means by which the Shares owned by the Managementholders may be transferred, voted and otherwise dealt with, and they therefore agree as follows:

1.  Restrictions on Transfer of Shares

         1.1 Each of the Managementholders represents and agrees that the Managementholder's Shares owned by him are being acquired for his own account and will not be transferred in violation of this Agreement, the securities laws of the United States, or any other applicable law. The Corporation may refuse to register any transfer by the registered holder of the Managementholder's Shares on its transfer books if such transfer would violate this Agreement, the securities laws of the United States or any other applicable law, and may, as a condition to registration of such transfer, require such holder to furnish to the Corporation an opinion of counsel reasonably acceptable to the Corporation as to compliance with the foregoing.

         1.2 Except as provided in Sections 2.2, 3 or 4, the Managementholder's Shares may not be transferred in part, and may not be transferred as a whole without the consent of the Corporation. The Managementholder's Shares may be transferred only in accordance with the other provisions of this Agreement. Any purported transfer in any manner contrary to the terms of this Agreement shall be void. For purposes of this Agreement, the term "transfer" shall mean any sale, exchange, assignment, gift, bequest, pledge, creation of a lien or security interest or other disposition or encumbrance of any kind, whether voluntary or involuntary or by operation of law, affecting title to or possession of the Managementholder's Shares.

         1.3 The Managementholder's Shares may be pledged to a bank or other Person approval by the Corporation as security for indebtedness incurred solely to finance up to 66-2/3% of the purchase price paid by the Managementholder for those Shares (or such higher percentage as may be determined from time to time by the Board of Directors of the Corporation, in its sole discretion), on condition that such bank or other Person executes and delivers to the Corporation a written agreement that such pledge is subject to the terms of this Agreement. With the prior consent of the Corporation, two or more Managementholders may transfer their Shares to a Person, all of the equity interests in which are held by the transferring Managementholders, in order to facilitate such financing.

         1.4 In connection with any sale pursuant to this Agreement, the Managementholder shall discharge any indebtedness permitted by Section 1.3 and deliver the Managementholder's Shares

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*        Each additional Person who at any time purchases common shares of the
         Corporation and executes this Agreement (as amended) shall thereafter be a Managementholder.


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being sold free and clear of any pledge, lien, security interest or other encumbrance of any kind. If the Managementholder fails to comply with the preceding sentence, the purchaser may withhold from the purchase price an amount equal to the indebtedness secured by any such pledge, lien, security interest or other encumbrance or, if the amount of such indebtedness is not known by the purchaser, an amount equal to the purchaser's good faith estimate thereof (no limitation of any other remedy available to the purchaser being intended). If the Managementholder fails to deliver certificates representing Managementholder's Shares being sold as required at the closing of such sale, the purchaser may deposit the purchase price therefor with the Corporation and, upon such deposit, those certificates shall be deemed cancelled and of no effect (no limitation of any other remedy available to the purchaser being intended).

2.  Sale of Managementholder's Shares

         2.1  [Intentionally Omitted.]

         2.2 At any time when the Corporation is a Public Company, except for 120 days after any Public Offering of shares of the same class as Class A Shares, a Managementholder shall, subject to the following sentence, be entitled during any 60-day period to sell up to 5% of the sum of (x) the Class A Shares then held by him and (y) the Class A Shares previously sold by him pursuant to this Section 2.2; any such sale or sales shall be through the facilities of any securities exchange on which the Class A Shares may then be listed, and shall be made in a manner which complies with applicable securities law and regulations. However, such sales may not be made unless, not less than five and not more than ten business days before effecting any such sale, the Management holder shall first give notice to Onex offering to sell to it or, at Onex's option, to the Corporation or a member of the Onex Group, all or any part of that number of Class A Shares (which, in the case of a partial purchase, would not result in the remaining Shares offered to be sold constituting an odd lot) which it proposes to sell, at a price per share equal to the average closing price per share on such exchange (or, if the Class A Shares are not then listed on a securities exchange, the mean between the bid and asked prices in the over-the-counter market) for the five trading days thereon immediately preceding the notice. If Onex, or, at Onex's option, the Corporation or a member of the Onex Group, wishes to accept such offer it shall do so by notice of election to purchase given to the Managementholder within three days after receipt of such notice by the Managementholder which designates the number of Class A Shares to be purchased, and the Managementholder shall thereupon be bound to sell such Class A Shares to Onex, the Corporation or a member of the Onex Group, as the case may be, and Onex, the Corporation or a member of the Onex Group, as the case may be, shall be obligated to buy such Class A Shares.

         2.3 If a Managementholder ceases to be employed in a full-time capacity by Sky Chefs or a direct or indirect subsidiary of Sky Chefs for any reason (including but not limited to the Managementholder's voluntary termination, termination by Sky Chefs with or without cause, or the Managementholder's death, disability or retirement), Onex (or, if Onex so elects, a member of the Onex Group or the Corporation) shall purchase, and the Managementholder shall sell, all of the Class A Shares owned by such Managementholder. The purchase price payable per share in any sale of Class A Shares pursuant to this Section 2.3 shall be equal to

                  (A)(x) the Class A Book Value Per Share, as to (i) any Class A Shares that the Managementholder acquired at least five years prior to the date on which his or her employment terminated, or (ii) all Class A Shares held by such Managementholder, if the
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         Managementholder's employment was terminated by the Corporation without cause or as a result of his death, retirement or disability, or (y) 87.5% of the Class A Book Value Per Share, to the extent clause (x) is not applicable, or

                  (B) if the Corporation is a Public Company at the closing of the sale, (x) an amount equal to the average closing price per share on the principal securities exchange in which it is listed (or, if the Class A Shares are not then listed on a securities exchange, the mean between the bid and asked prices in the over-the-counter market) for the five trading days immediately preceding the closing, as to (i) any Class A Shares that the Managementholder acquired at least five years prior to the date on which his or her employment terminated, or (ii) all Class A Shares held by such Managementholder, if the Managementholder's employment was terminated by the Corporation without cause or as a result of his death, retirement or disability, or (y) 87.5% of such average closing price, to the extent clause (x) is not applicable. If the purchase price was based on the Class A Book Value Per Share and the Corporation effects a Public Offering of Shares of Class A Shares purchased pursuant to this Section 2.3 within 12 months after the closing provided for in Section 2.4 with respect thereto and if the Managementholder's employment was terminated under circumstances described in clause (A)(x) of the second sentence of this paragraph, the purchase price per Share shall be increased by an amount equal to the excess, if any, of the public offering price per Class A Share (after deduction of any applicable underwriter's commissions or discounts) over the Class A Book Value Per Share used in calculating the original purchase price. If the Managementholder's employment terminates for any reason not described in such clause (A)(x), the purchase price for his Class A Shares shall be paid in cash at the closing. If the Managementholder's employment is terminated under circumstances described in such clause (A)(x), the purchase price for his Class A Shares shall be paid 1/2 in cash (or, if greater, the outstanding balance of any financing pursuant to Section 1.3) at the closing and the balance (with interest from the closing at the U.S. Dollar prime rate announced from time to time by The Toronto-Dominion
         Bank) one year after closing; provided, however, that if the employment of any Managementholder who is a California resident is terminated under circumstances described in such clause (A)(x), such Managementholder may, at his sole option, receive the purchase price for his Managementholder's Shares in cash within 90 days of termination of his employment, instead of in accordance with the formula set forth in this sentence. The determination by the Board of Directors of the Corporation as to the reason for the termination of a Managementholder's employment shall be conclusive. If the purchase price payable is based on Class A Book Value Per Share, the Corporation may deliver to the selling Managementholder a copy of the balance sheet on which the determination of the Class A Book Value Per Share was based and a calculation of the purchase price payable in reasonable detail, together with a letter from the independent certified public accountants then retained by the Corporation to the effect that they have reviewed that calculation and that nothing has come to their attention that caused them to believe that it did not comply with this agreement; if the Corporation delivers those items, the determination of the purchase price payable set forth therein shall be conclusive.

         2.4 (a) The closing of any purchase and sale of Managementholder's Shares pursuant to exercise by the Corporation, Onex or a member of the Onex Group of a right under Section 2.2, 2.3 or 2.5 shall be held at the principal offices of the Corporation on a date designated by the purchaser, but in any event not later than 60 days after the date of the Notice or cessation of employment, as the case may be. At the closing, the Managementholder selling Management-
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holder's Shares shall deliver to the purchaser the stock certificates and other instruments representing such Managementholder's Shares, together with stock powers and other instruments transferring such Shares, duly endorsed for transfer and free and clear of all claims, liens, encumbrances and security interests, and the purchaser shall deliver to the Managementholder the consideration payable upon closing.

                  (b) For purposes of Sections 2.3 and 2.5 hereof, securities acquired from the Corporation as a dividend or pursuant to a stock split, reverse split or recapitalization (including, without limitation, the Class A Shares and the Class B Shares) shall be deemed to have been acquired at the same time as the securities on which the dividend (or, if more than one, the initial dividend) was paid, the securities involved in the stock split or reverse split, or the securities surrendered in connection with the recapitalization.

         2.5. From time to time after a Managementholder is required to sell Class A Shares pursuant to Section 2.3 hereof, the Corporation, and if the Corporation does not exercise its rights hereunder, Onex and/or any member of the Onex Group, shall have the right, but not the obligation, to purchase any or all of the Class B Shares held by such Managementholder, at a per share price equal to (x) the Class B Fair Value Per Share, as to (i) any Class B Shares that the Managementholder acquired at least five years prior to the date on which his or her employment terminated, or (ii) all Class B Shares held by such Managementholder, if the Managementholder's employment was terminated by the Corporation without cause or as a result of his death, retirement or disability, or (y) 87.5% of the Class B Fair Value Per Share, to the extent clause (x) is not applicable.

         2.6. Notwithstanding the provisions of Sections 2.3 and 2.4 hereof, in the event that a Managementholder is required to sell Class A Shares held by such Managementholder pursuant to Section 2.3 hereof prior to the expiration date of the warrant to purchase shares of common stock of the Corporation held by the AMR Corporation (the "AMR Warrant"), a number of such Managementholder's Class A Shares, calculated in accordance with the provisions of an Acquisition Agreement dated October 5, 1993 among the Company, LSG Lufthansa Service GmbH ("LSG") and certain other parties (the "Acquisition Agreement"), shall not be repurchased as provided herein, and shall instead be held by the Corporation until (a) the AMR Warrant expires without having been exercised, in which event the amount payable hereunder with respect to such Class A Shares shall be promptly paid by the Corporation to such Managementholder, (b) the AMR Warrant is exercised in full, in which event such Class A Shares shall be transferred at no cost to LSG in accordance with the provisions of the Acquisition Agreement or
(c) the AMR Warrant is exercised in part, in which event the corresponding portion of such Class A Shares shall be transferred at no cost to LSG; if the AMR Warrant thereafter expires without further being exercised, the amount payable hereunder with respect to the Class A Shares not previously transferred to LSG shall be promptly paid by the Corporation to such Managementholder.

3.  Sale of Shares by Onex and the Corporation

         3.1 If at any time any member of the Onex Group proposes to sell any or all of the Onex Shares of the same class as the Managementholder's Shares to any Person other than another member of the Onex Group and except for sales effected on a national securities exchange in the regular way or in the over-the-counter market or in transactions registered under the 1933 Act (a "Disposition"), Onex shall, at least 20 days prior to the Disposition, give notice to each Managementholder describing the terms of the Disposition in reasonable detail, including the
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identity of the proposed purchaser, and stating that the Managementholder has the option to sell to the proposed purchaser the same percentage of his Managementholder's Shares as the members of the Onex Group are selling of Onex Shares of the same class, simultaneously with and conditioned upon the closing of the Disposition, at the price per share and on the other terms of the Disposition.

         3.2 (i) The option pursuant to Section 3.1 shall be exercisable by notice to Onex given within the time specified in Onex's notice, which shall not be less than 10 days after such notice. If a Managementholder gives notice of his election to sell, he shall be obligated to sell, conditioned upon the closing of the Disposition. If the purchaser has specified a limited number of Shares which it is willing to purchase in the aggregate, each Managementholder and each member of the Onex Group which is selling Onex Shares shall have the right to sell its or his proportion of the number of Shares which the purchaser is purchasing, i.e., the proportion which the number of Shares of the class being sold owned by such Person bears to the aggregate number of Shares of that class owned by the shareholders who are selling Shares. If any Person does not elect to sell the full number of Shares which he or it is entitled to sell, the balance shall be available, in accordance with such procedures as Onex may designate, to the shareholder which has elected to sell the maximum number of Shares initially available to it or him for such purpose.

         (ii) If a transferee of Onex Shares pursuant to this Section 3.2 acquires such Onex Shares free of this Agreement, then such transferee shall also take the Managementholder's Shares being sold by a Managementholder free of this Agreement. However, if the members of the Onex Group are required to transfer the Onex Shares subject to this Agreement, then the Managementholder shall also transfer his Managementholder's Shares subject to this Agreement.

         3.3 Notwithstanding anything herein to the contrary, if the members of the Onex Group propose to sell all or any part of their Onex Shares in a Disposition, they may also in such notice require the Managementholders to sell all or the same proportion of their Managementholder's Shares as the Onex Group is selling of their Onex Shares, simultaneously with and conditioned upon the closing of the Disposition, at the price (whether in cash or other consideration) per Share of the same class and on the other terms of the Disposition, and the Managementholders shall thereupon be obligated to make such disposition, conditioned upon the closing of the Disposition. Any transferee of Shares owned by Onex or of the Managementholders pursuant to this Section 3.3 shall acquire such Shares free of this Agreement, unless the agreement between members of the Onex Group and such transferee provides otherwise.

         3.4 In connection with any Disposition in which Managementholder's Shares are to be sold by a Managementholder, Onex may require the Managementholder to enter into agreements with the purchaser representing and warranting that, except as specifically disclosed to the purchaser in writing, such Managementholder at the time of the closing of the Disposition, does not have actual knowledge that any representation or warranty made by the Corporation or any other shareholder in connection with the Disposition was untrue in any material respect when made or is untrue in any material respect as of the closing; the liability of the selling Managementholder under such representation and warranty shall be limited to the amount which he receives from the sale of his Managementholder's Shares in connection with the Disposition and shall be pro rata in accordance with the number of Shares sold by the Managementholder in relation to the Shares being sold by all holders.
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         3.5 If, prior to the time when the Corporation becomes a Public
Company, the Corporation intends to sell shares of its capital stock or options, warrants, rights to purchase, or securities convertible into, or exchangeable for, shares of its capital stock to members of the Onex Group, the Corporation shall give notice thereof (the "Sale Notice") to each of the Managementholders describing the terms of the proposed sale in reasonable detail, including the identity of the proposed purchasers. Each Managementholder shall then have the right, exercisable by notice to the Corporation within 20 days after the receipt of the Sale Notice, to purchase his Pro Rata Share of the securities referred to in the Sale Notice as proposed to be sold to members of the Onex Group for the same price per unit and on the same terms as are contained in the Sale Notice, simultaneously with and conditioned upon the closing of the sale referred to in the Sale Notice. As used in this Section 3.5, the term "Pro Rata Share" shall mean the product of (x) the total number of securities referred to in the Sale Notice as proposed to be sold to members of the Onex Group and (y) a fraction, the numerator of which is the number of Managementholder's Shares of all classes held by the Managementholder on the date the Sale Notice is given and the denominator of which is the sum of the number of Shares of all classes of the Corporation's stock of the same class or classes as Managementholder's Shares outstanding on such date (including the Managementholder's Shares). Any securities acquired by a Managementholder pursuant to this Section 3.5 shall be subject to the terms of this Agreement. The provisions of this Section 3.5 shall not apply to the issuance of securities, with or without consideration, to officers and employees of the Corporation and its subsidiaries or plans for the benefit of such employees, by the Corporation from time to time.

4.  Registration Rights

         If the Corporation proposes to effect an offering of securities registered under the 1933 Act which involves an offering of securities of the same class as any of the Class A Shares held by a Managementholder, it shall give written notice of its intention to do so (the "Public Offering Notice") to the Managementholder; provided that the Corporation shall not be required to give a Public Offering Notice or to register Class A Shares in accordance with the following sentence if the registration of securities of the Corporation being proposed cannot, under then existing law and regulations, be combined (on the registration form proposed to be used) with a registration of sales of Class A Shares under the 1933 Act or if and to the extent the registration of Class A Shares would contravene an agreement with a security holder that prohibits or restricts the inclusion of securities to be sold by others. If a Public Offering Notice is given, then, on the written request (a "Holder's Request") of a Managementholder given no later than 10 days after receipt of the Public Offering Notice (which request shall specify the number of Class A Shares intended to be sold or disposed of by the Managementholder and describe the nature of any proposed sale or other disposition thereof (if the offering described in the Public Offering Notice is to be underwritten, the Managementholder shall be required to make its offering through the same underwriters and to sign the underwriting agreement)), the Corporation will, at its expense (excluding commissions and expenses payable to underwriters in respect of Class A Shares and the fees of any counsel or other advisors engaged by the Managementholder), use its best efforts to cause the registration under the 1933 Act of the Class A Shares stated in the Holder's Request or, if less, the Pro Rata Number of such Class A Shares, for disposition in accordance with the intended method of disposition as stated in the Holder's Request, and to cause such registration to become effective and such disposition to be qualified or exempt from qualification under "blue sky" laws of states in which the shares referred to in the Public Offering Notice are to be offered. However, the Corporation may at any time delay, abandon or withdraw any such registration statement and shall not be required to register Class A Shares pursuant to this
Section 4 in connection with any
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proposed registration if, in the opinion of the managing underwriter, the inclusion of such Class A Shares would adversely affect the offering. As used in this Section 4, the term "Pro Rata Number" shall mean the product of (x) the total number of securities of the class being offered held by the Managementholder and requested to be registered and (y) a fraction, the numerator of which is the number of securities of the class being offered by selling security holders which are to be registered and the denominator of which is the number of securities of the same class which are requested to be registered by all holders thereof, including the Managementholder (as distinguished from the Corporation).

5.  Legend

         All certificates representing Managementholder's Shares held by any Managementholder (and held by a transferee of Managementholder's Shares, except as set forth in Section 3, except for a transferee of Managementholder's Shares which is a member of the Onex Group and except for a transferee pursuant to
Section 2.2, 2.3 or 2.5 or pursuant to a registration statement in accordance with Section 4) shall bear the following legend:

                           "The shares represented by this certificate have not
                  been registered under the Securities Act of 1933 and the transfer and voting of such shares is subject to conditions specified in the Management Shareholders Agreement dated May 29, 1986, between the Corporation, Onex Investment Corporation and the holder hereof, among others, as such agreement may be amended from time to time, and no transfer of such shares shall be valid or effective until such conditions have been fulfilled with respect to such transfer. A copy of such Agreement will be furnished by the Corporation to the holder of this Certificate upon written request and without charge."

6.  Voting

         Each Managementholder shall at all times vote his Managementholder's Shares in the same manner as the Onex Shares are voted, on the election of Directors and on all other matters which are submitted to a vote (or consent in lieu of voting) of the Corporation's stockholders, and, for this purpose, shall execute and deliver to Onex (or its designees) proxies to vote such Management-holder's Shares in the same manner as the Onex Shares are voted. To the extent permitted by law, each Managementholder, by his execution of this Agreement, irrevocably constitutes and appoints the person who is at any time the president of Onex, his proxy to vote all of his Managementholder's Shares at any meeting of Stockholders of the Corporation, or to give consent in lieu of voting, on any matter which is submitted for vote (or consent) to the stockholders, provided that such Managementholder's Shares are voted (or consent is given with respect to them) in the same manner as the Onex Shares.

7.  Certain Prohibited Transactions and Required Actions

         The Corporation shall not merge, consolidate or amalgamate with another corporation, or sell all or substantially all of its assets to another Person, if pursuant thereto any member of the Onex Group shall receive equity securities as full or partial consideration for its Shares, unless all
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Managementholders shall have the right to receive the same securities in proportion to their respective holdings of Shares.

8.  Management Representatives

         Each of the Managementholders hereby irrevocably constitutes and appoints the Management Representatives (as defined in this Section 8) as his representatives to take all actions on his behalf in connection with this Agreement, in their sole and absolute discretion, including but not limited to, executing any consents or waivers in connection with, or any amendments to, this Agreement (but not any decision to sell his Managementholder's Shares pursuant to Section 2.2, 3.1, or 4, or any decision to buy pursuant to Section 3.5). The term "Management Representative" shall mean, any four of (or such lesser number as shall constitute all of) the President and the Senior Vice Presidents and Vice Presidents of Sky Chefs; the four individuals from whom action as Management Representatives is sought shall act unanimously and shall include the President and chief financial officer of Sky Chefs unless they are not available on a reasonable basis.


9.  Financial Statements

         The Corporation shall deliver to each Managementholder so long as he owns Managementholder's Shares:

         (i) within 120 days after the end of each fiscal year of the Corporation, a consolidated balance sheet of the Corporation and its subsidiaries as at the end of such fiscal year, and a consolidated statement of income and of changes in financial position of the Corporation and its subsidiaries for such fiscal year, accompanied by a report thereon of independent certified public accountants; and

         (ii) within 45 days after the end of each fiscal quarter of the Corporation, a consolidated balance sheet of the Corporation and its subsidiaries as at the end of such quarter, and a consolidated statement of income and of changes in financial position of the Corporation and its subsidiaries for such quarter, and a certificate of an officer of the Corporation certifying that, in his opinion, the statements fairly present the financial position and results of operation of the Corporation and its subsidiaries in accordance with generally accepted accounting principles (except that such statements need not include complete notes).

10.  Definitions

         10.1 The term "Class A Book Value Per Share" as of any date shall mean the quotient obtained by dividing (X) consolidated stockholders' equity of the Corporation and its subsidiaries as of the end of the fiscal quarter immediately preceding the date of the event that required the purchase and sale pursuant to
Section 2.3, determined in accordance with generally accepted accounting principles in effect in the United States on the date of this Agreement, minus the aggregate Class B Book Value Per Share of all of the Class B Shares outstanding (or assumed to be outstanding pursuant to Section 10.3) on such date, by (Y) the number of Class A Shares outstanding on such date; in making calculations for purposes of clauses (X) and (Y), it shall be assumed that all options and rights to purchase Class A Shares and securities convertible into Class A shares outstanding on the date as of which the calculation is being made had been
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exercised or converted to the extent that the exercise price or conversion price
(expressed in terms of principal amount of debt or liquidation preference in the case of stock) does not exceed Class A Book Value Per Share (determined without regard to this clause) and any purchase price for Class A Shares payable upon such exercise had been paid. The determination of Class A Book Value Per Share shall be based upon the audited (in the case of the end of a fiscal year) or unaudited (in the case of the end of any of the first three quarters of a fiscal year) balance sheet of the Corporation as at the end of the fiscal quarter in question. Notwithstanding the foregoing, the Class A Book Value Per Share shall be equitably adjusted by the Board of Directors of the Corporation if the Managementholder's Shares include securities other than Class A Shares and Class B Shares or if a stock dividend, recapitalization or other material event occurs outside of the ordinary course of business after the end of such fiscal quarter and before the closing of the sale in respect of which the determination is being made.

         10.2 The term "Class A Shares" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         10.3 The term "Class B Fair Value Per Share" as of any date shall mean the quotient obtained by dividing (X) the amount of the Dividend Pool (as defined in the Certificate of Amendment to the Certificate of Incorporation of the Corporation which was filed with the Secretary of State of the State of Delaware on December 3, 1993) as of the end of the fiscal quarter immediately preceding the purchase and sale pursuant to Section 2.5 less, if the AMR Warrant is then outstanding, a provision, in an amount determined by the Board of Directors of the Corporation in its discretion, for the possible cost of repurchasing the AMR Warrant, by (Y) the number of Class B Shares outstanding on such date. The determination of Class B Fair Value Per Share shall be based, to the extent relevant, upon the audited (in the case of the end of a fiscal year) or unaudited (in the case of the end of any of the first three quarters of a fiscal year) balance sheet of the Corporation as at the end of the fiscal quarter in question. Notwithstanding the foregoing, the Class B Fair Value Per Share shall be equitably adjusted by the Board of Directors of the Corporation if a stock dividend, recapitalization or other material event occurs outside of the ordinary course of business after the end of such fiscal quarter and before the closing of the sale in respect of which the determination is being made.

         10.4 The term "Class B Shares" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         10.5 The term "Class B Asset Pool" shall have the meaning given to the term "Asset Pool" in the Certificate of Amendment to the Certificate of Incorporation of the Corporation which was filed with the Secretary of State of the State of Delaware on December 3, 1993.

         10.6 The term "Managementholder's Shares" shall mean the Shares owned at any time by any Managementholder.

         10.7 The term "1933 Act" shall mean the Securities Act of 1933, as in force on the date in question, or any similar federal statute then in force.

         10.8 The term "Onex Group" shall mean Onex Corporation, Onex Capital Corporation and any Person controlled by, controlling or under common control with, or a shareholder of, Onex Corporation or Onex Capital Corporation. A Person ("Parent") controls another Person if Parent or Persons controlled by it (within the meaning of this sentence) own or have the right (by contract or otherwise) to vote or direct the vote of securities or other interests having the power to elect a majority of that Person's Board of Directors or similar governing body (other than securities or interests having that power only upon the happening of a contingency that has not occurred) or to otherwise direct the management of such Person.

         10.9 The term "Onex Shares" shall mean the Shares owned at any time by the Onex Group.

         10.10 The term "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         10.11 The Corporation is a "Public Company" if shares of its capital stock are registered under Section 12 of, or if the Corporation is subject to reporting requirements under Section 15(d) of, the Securities Exchange Act of 1934 or similar federal statute in force.

11.  Termination

         This Agreement shall terminate if the members of the Onex Group cease to hold in the aggregate 30% of the outstanding capital stock of the Corporation and this Agreement shall terminate as to any Person when that Person no longer owns any Managementholder's Shares or Onex Shares, as the case may be. Notwithstanding the foregoing, the provisions of Article 6 hereof shall terminate on December 3, 2003, unless earlier terminated pursuant to the first clause of the first sentence of this Article 11.

12.  Miscellaneous

         12.1  Notices

         All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or
(c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):

         (a)  if to Onex or the Corporation:

                           c/o Kaye, Scholer, Fierman, Hays & Handler
                           425 Park Avenue
                           New York, New York  10022
                           Attention: Joel I. Greenberg, Esq.
                           Telecopy: (212) 836-8687

                           with a copy to:

                           Onex Corporation
                           161 Bay Street
                           Toronto, Ontario M5J 2S1
                           Canada
                           Attention: President and Chief
                                Executive Officer
                            Telecopy: (416) 362-5765

         (b) if to any Managementholder, to him at his address as it appears on
Schedule I attached hereto or as shown on the records of the Corporation.

         12.2  Assignment

         No party may assign any rights or delegate any of its duties under this Agreement, but this Agreement shall be binding upon and inure to the benefit of the successors to the business and assets of the Corporation, Onex and the Managementholders.

         12.3   No Waiver

         The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         12.4  Exclusive Agreement and Amendment

         This Agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended as a complete and exclusive statement of the terms of the Agreement among the parties with respect thereto and cannot be changed or terminated orally. This Agreement may only be amended or altered by the mutual agreement of the parties hereto, such amendments or alterations to become effective when reduced to writing and signed by Onex, the Corporation and Management Representatives or by Onex, the Corporation and the holders of at least 75% of the Managementholder's Shares.

         12.5  Governing Law

         This Agreement and all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of New York, without regard to the conflicts of law principles thereof, except that the laws of the State of Delaware shall govern Section 6.

         12.6  Captions

         The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

         12.7  Jurisdiction

         Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern

District of New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding, and waives any objection to venue laid therein. Process in any such action or proceeding may be served anywhere in the world, whether within or without the State of New York.

         12.8  Counterparts

         This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

         12.9  Severability

         The provisions of this Agreement are intended to be and shall be deemed severable. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                                   ONEX FOOD SERVICES, INC.


                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                   ONCAP HOLDINGS U.S., INC.


                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                   ----------------------------,
                                                   as Management Representative
                                                   pursuant to Section 8 of this
                                                   Agreement
                                                   Name:
                                                   Title:


                                                   ----------------------------,
                                                   as Management Representative
                                                   pursuant to Section 8 of this
                                                   Agreement
                                                   Name:
                                                   Title:


                                                   ----------------------------,
                                                   as Management Representative
                                                   pursuant to Section 8 of this
                                                   Agreement
                                                   Name:
                                                   Title:


                                                   ----------------------------,
                                                   as Management Representative
                                                   pursuant to Section 8 of this
                                                   Agreement
                                                   Name:
                                                   Title: